Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
10.	Commitments and Contingencies

Operating leases

The Company leases office space under non-cancelable operating leases expiring on various dates through August 2016. The Company incurred rent expense under those operating leases of approximately $146,952, $23,988 and $176,872 for the years ended December 31, 2013 and 2012, and for the period from inception (August 29, 2011) through December 31, 2013, respectively

The Company leases lab equipment under a non-cancelable operating lease that expires in March 2016. Monthly payments are $5,758. The Company incurred rent expense under that operating lease of $60,620, $0 and $60,620 for the years ended December 31, 2013 and 2012, and for the period from inception (August 29, 2011) through December 31, 2013, respectively.

Future minimum lease payments required under the operating leases are as follows:

Year Ending December 31,
2014	$222,844
2015	191,555
2016	106,983
2017	—

Total	$521,382

License agreements

The Company entered into an agreement with NMS on October 10, 2013, which was amended on October 25, 2013 and became effective on November 6, 2013, whereby the Company obtained an exclusive license in certain of NMS’ Active Pharmaceutical Ingredients (APIs) and certain NMS IP rights upon the effective date of the agreement. An initial payment of $7,000,000 was paid in November 2013. The entire amount was expensed to research and development in 2013 as no future benefit can be determined at this time. In addition, NMS was issued on November 6, 2013 a five year warrant to purchase 16,667 shares of our common stock at an exercise price per share of six dollars ($6.00). Tiered royalties in the low single digits to mid double digits will be paid based upon aggregate annual net sales. The agreement also requires that the Company makes development and regulatory milestone payments to NMS of up to $105.0 million in the aggregate if specified clinical study initiations and regulatory approvals are achieved across multiple products or indications. The first such milestone payment is not due until the Company elects to initiate the first randomized Phase II clinical study, which, based on its current estimates and certain assumptions, the Company anticipates could occur as early as 2015. The Company is obligated under the terms of the license agreement to engage NMS to perform services valued at $1 million or more between the effective date of the license agreement and December 31, 2014, which services could include, among others at the Company’s election, manufacture and supply services, technology transfer activities, preclinical activities, process development activities and assay development activities. As of December 31, 2013, approximately $80,000 of services were performed.

In March 2012, the Company entered into a license agreement with a university for the use of certain patented rights relating to molecular diagnostics. The Company has delivered notice to the university of the Company’s exercise of its right to terminate the license agreement, effective as of April 2014. Under the agreement, the Company was required to make annual license payments of $15,000. The Company made the first license payment under the agreement in 2012 and its annual license payment under the agreement in 2013. These payments were amortized monthly and expensed to research and development.